UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Gregory F. Niland

The New Economy Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The New Economy Fund® Annual report for the year ended November 30, 2019

We believe in investing
in global companies
that will help shape
our future.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The New Economy Fund seeks long-term growth of capital. Current income is a secondary consideration.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	19.17%	10.23%	12.46%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.80% for Class A shares as of the prospectus dated February 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Summary investment portfolio
9	Financial statements
34	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for the 12 months ended November 30, 2019.

Stocks rallied globally over the reporting period thanks to many events, including interest rate cuts from the U.S. Federal Reserve, hopes of a U.S.-China trade deal, and the ongoing strength of the U.S. job market.

The New Economy Fund rose 14.56% with all distributions reinvested during the period. The fund’s results lagged the 16.11% return of the Standard & Poor’s 500 Composite Index but exceeded the 13.68% gain of the unmanaged MSCI ACWI (All Country World Index), which measures equity market results based on more than 40 developed and emerging market country indexes. Effective February 1, 2020, the fund has elected to use the ACWI index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time. We view ACWI as the most relevant benchmark for the fund. Similarly, we view the Lipper Global Funds Index as the most relevant peer-group benchmark.

For the 10-year period ended November 30, 2019, The New Economy Fund had an average annual total return of 13.15%, which exceeded the 8.63% return of the MSCI ACWI. We believe the 10-year and lifetime returns (see the table below) are important for investors to consider, as they best reflect our long-term approach and philosophy.

Markets rebound on policy pivot, trade hopes

After a rocky start to the reporting period, global equities rallied strongly out of the lows set in December 2018 as the Federal Reserve reversed its tightening bias with a

Results at a glance

For periods ended November 30, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 12/1/83)

The New Economy Fund (Class A shares)	14.56%	10.52%	13.15%	11.34%
Standard & Poor’s 500 Composite Index[1,6]	16.11	10.98	13.44	11.14
MSCI ACWI (All Country World Index)[2,3,6]	13.68	7.24	8.63	N/A
Global Service and Information Index[3,4,6]	16.33	9.96	11.83	N/A
Lipper Global Funds Index[3,5]	12.03	6.68	8.35	N/A

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: MSCI. Results reflect dividends net of withholding taxes.
[3]	This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.
[4]	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[5]	Source: Refinitiv Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

The New Economy Fund	1

series of three quarter-point interest rate cuts and set an end to its program to reduce the long-term bond holdings on its balance sheet. Policymakers rationalized the policy pivot as a response to economic weakness resulting from ongoing trade tensions between the United States and its major trading partners, especially China.

The central bank’s moves bolstered markets, with the S&P 500 Index enjoying a push to new record highs in October and November. U.S. gross domestic product growth also reaccelerated from a low of 1.1% for the fourth quarter of 2018 to an average of 2.4% for the three quarters that followed. The unemployment rate fell to 3.5% in September and November, the lowest rate since the late 1960s.

Adding to the tailwinds was a thawing of U.S.-China trade relations, with the Trump Administration agreeing in October to suspend previously planned tariff increases on $250 billion worth of Chinese imports while China agreed to buy up to $50 billion worth of U.S. agricultural goods.

In Europe, stocks rebounded amid rising hopes of stabilizing economic growth and ongoing monetary policy support in the eurozone. German stocks recovered on improving manufacturing activity after suffering sharp declines earlier in the year. British stocks rose more slowly as the long-running Brexit drama remained unresolved.

In Asia, Japan’s Nikkei Index rose strongly from September onward as the Bank of Japan kept policy rates in negative territory and highlighted the option of additional monetary easing measures outside of interest rate cuts. And in the emerging markets, China’s Shanghai Stock Exchange Composite Index touched new highs in April before drifting lower on slowing economic growth.

The fund

At the end of the reporting period, roughly 66% of the portfolio’s equity assets were in companies domiciled in the United States with the rest in countries such as China, the United Kingdom, South Korea, and elsewhere. This is an increase from the 59% share in U.S. assets at the beginning of the reporting period. The portfolio’s large position in U.S. equities added to overall results relative to the globally focused ACWI.

At the sector level, the portfolio’s investments were focused on information technology and health care — areas that are seeing a rapid pace of both innovation and earnings growth. Within the S&P 500, these two sectors were among the three largest earnings growers by sector and posted the largest earnings surprises relative to estimates for the third quarter of 2019.

The portfolio’s largest single holding is Netflix. Its shares rose nearly 10% over the reporting period but lagged the S&P 500 Index as competitors, including Disney and Apple, launched their own streaming video services. We believe that a strong pipeline of content and international growth opportunities should continue to benefit Netflix as the streaming industry overall continues to enjoy market share gains at the expense of traditional television providers.

The next largest holding is Microsoft, which recently won a $10 billion cloud computing contract from the U.S. Department of Defense, beating out Amazon and other competitors. Shares rose 36.5% over the reporting period as the company enjoys strong revenue growth.

The third largest holding is Broadcom, a maker of semiconductors. Its products are used in a growing number of technology products. The stock rose more than 33% over the reporting period.

UnitedHealth Group fell 0.5% over the reporting period, largely recovering from earlier weakness as concerns over “Medicare for All” faded.

Where the fund’s assets are invested (by country of domicile)

	As of November 30, 2019	Percent of net assets
■	United States	66.2%
■	Asia & Pacific Basin	17.0
■	Europe	7.4
■	Other (including Latin America)	1.6
■	Short-term securities & other assets less liabilities	7.8

	As of November 30, 2018	Percent of net assets
■	United States	59.4%
■	Asia & Pacific Basin	19.0
■	Europe	9.5
■	Other (including Latin America)	.8
■	Short-term securities & other assets less liabilities	11.3

2	The New Economy Fund

A look ahead

As we look to what lies ahead, a few dominant themes emerge. Evidence of late-cycle dynamics continues to be seen all around, from elevated U.S. stock valuations to tight U.S. labor market conditions. Political volatility, both at home and abroad, looks set to intensify heading into the 2020 presidential election, with possible implications for large segments of the economy, especially U.S. health care.

Yet this remains a time of incredible technological change and development. This requires balance. Our holdings of cash and short-term securities, which stand at 8% of total assets, provide both a bulwark against possible market weakness and the capital needed to pursue new investment opportunities at a reasonable price.

As mentioned in the fund’s last report, as of February 1, 2020, we will remove the fund’s secondary objective of current income. The fund’s primary investment objective will remain long-term growth of capital.

Thank you for your continued faith in our investment philosophy. We look forward to reporting to you again in six months.

Sincerely,

Timothy D. Armour
Co-President

Claudia P. Huntington
Co-President

January 9, 2020

For current information about the fund, visit capitalgroup.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The New Economy Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	72%	100%
■	Canada	—	—
■	Europe	8	—
■	Japan	3	—
■	Asia-Pacific ex. Japan	3	—
■	Emerging markets	14	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	50%	62%
■	Canada	2	2
■	Europe	13	12
■	Japan	4	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	29	20
	Total	100%	100%

Compared with the S&P 500 as a percent of net assets.

Source: Capital Group (as of November 30, 2019).

The New Economy Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	Source: S&P Dow Jones Indices LLC.
[5]	From December 1, 1983, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[6]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2019)*

	1 year	5 years	10 years
Class A shares	7.98%	9.21%	12.49%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$600,000
300,000
100,000
50,000
20,000
10,000
9,000

Year ended November 30	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996
Total value													
Dividends reinvested	–	$199	140	367	315	421	565	588	327	189	307	516	578
Value at year-end	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395	32,619	42,601	41,348	50,949	58,591
NEF total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7	23.6	30.6	(2.9)	23.2	15.0

4	The New Economy Fund

How a $10,000 investment has grown

This chart illustrates how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2019, the end of its latest fiscal year. The fund’s year-by-year results appear in the table beneath the chart.

The New Economy Fund	5

Summary investment portfolio November 30, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	66.23%
China	4.10
Eurozone*	3.40
India	3.04
Japan	2.85
South Korea	2.58
United Kingdom	2.57
Hong Kong	2.36
Brazil	1.25
Other countries	3.80
Short-term securities & other assets less liabilities	7.82
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Italy, the Netherlands and Spain.

Common stocks 91.98%	Shares	Value (000)
Information technology 29.07%
Microsoft Corp.	4,080,814	$617,754
Broadcom Inc.	1,767,870	559,018
Samsung Electronics Co., Ltd.	8,942,705	380,831
Mastercard Inc., Class A	1,210,400	353,715
Micron Technology, Inc.[1]	5,923,553	281,428
Accenture PLC, Class A	1,332,749	268,096
Ceridian HCM Holding Inc.[1]	4,223,205	254,913
Autodesk, Inc.[1]	1,250,483	226,212
Adobe Inc.[1]	662,906	205,189
PayPal Holdings, Inc.[1]	1,791,960	193,550
SK hynix, Inc.	2,759,000	188,971
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,542,537	188,073
ServiceNow, Inc.[1]	535,394	151,538
Cree, Inc.[1]	3,234,366	142,991
Other securities		2,416,820
		6,429,099

Health care 17.36%
UnitedHealth Group Inc.	1,300,663	364,016
Daiichi Sankyo Co., Ltd.	4,144,200	259,810
Abbott Laboratories	2,947,782	251,888
Thermo Fisher Scientific Inc.	722,002	226,672
Cigna Corp.	1,105,866	221,085
Molina Healthcare, Inc.[1]	1,619,031	219,379
Novartis AG	2,326,539	214,181
Humana Inc.	540,377	184,393
Boston Scientific Corp.[1]	3,965,654	171,514
Bluebird Bio, Inc.[1]	2,048,918	165,839
Other securities		1,559,753
		3,838,530

Communication services 12.13%
Netflix, Inc.[1]	2,480,522	780,521
Facebook, Inc., Class A1	2,595,512	523,359
Alphabet Inc., Class C1	183,296	239,194
Alphabet Inc., Class A1	143,766	187,484
Tencent Holdings Ltd.	6,244,700	264,688
Comcast Corp., Class A	3,398,596	150,048
Other securities		536,936
		2,682,230

6	The New Economy Fund

	Shares	Value (000)
Financials 10.36%
Kotak Mahindra Bank Ltd.	14,058,382	$316,530
AIA Group Ltd.	21,298,000	213,305
CME Group Inc., Class A	968,000	196,243
Berkshire Hathaway Inc., Class B1	766,283	168,812
HDFC Bank Ltd.	9,092,000	161,587
Arch Capital Group Ltd.[1]	3,310,008	138,921
Other securities		1,095,922
		2,291,320

Consumer discretionary 10.15%
Amazon.com, Inc.[1]	259,518	467,340
Alibaba Group Holding Ltd. (ADR)[1]	870,940	174,188
Alibaba Group Holding Ltd.[1]	5,349,792	135,589
Galaxy Entertainment Group Ltd.	36,104,000	236,141
Marriott International, Inc., Class A	1,194,507	167,661
Sony Corp.	2,346,000	147,977
Home Depot, Inc.	619,436	136,592
Other securities		779,892
		2,245,380

Industrials 7.77%
Boeing Co.	762,685	279,280
CSX Corp.	3,182,685	227,689
Airbus SE, non-registered shares	1,469,519	215,971
Union Pacific Corp.	994,543	175,030
Other securities		819,516
		1,717,486

Materials 1.46%
Sherwin-Williams Co.	321,867	187,690
Other securities		136,413
		324,103

Utilities 1.27%
ENN Energy Holdings Ltd.	18,414,400	199,950
Other securities		79,952
		279,902

Consumer staples 1.00%
Costco Wholesale Corp.	629,520	188,736
Other securities		32,324
		221,060

Other 1.41%
Other securities		310,487

Total common stocks (cost: $13,700,560,000)		20,339,597

Preferred securities 0.20%
Financials 0.20%
Other securities		44,217

Total preferred securities (cost: $45,618,000)		44,217

Short-term securities 7.87%
Money market investments 7.87%
Capital Group Central Cash Fund 1.78%[2]	17,399,300	1,739,930

Total short-term securities (cost: $1,739,830,000)		1,739,930
Total investment securities 100.05% (cost: $15,486,008,000)		22,123,744
Other assets less liabilities (0.05%)		(12,015)

Net assets 100.00%		$22,111,729

The New Economy Fund	7

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security that was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security that was valued under fair value procedures was $35,874,000, which represented .16% of the net assets of the fund. One security in “Other securities” (with a value of $35,874,000, an aggregate cost of $30,183,000, and which represented .16% of the net assets of the fund) was acquired on January 4, 2019, through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 11/30/2019 (000)
Common stocks 0.15%
Health care 0.15%
Mesoblast Ltd.[1]	28,891,583	—	2,109,788	26,781,795	$(12,454)	$19,932	$—	$32,789
Mesoblast Ltd. (ADR)[1]	372,800	—	223,423	149,377	(352)	911	—	935
								33,724
Consumer discretionary 0.00%
Moneysupermarket.com Group PLC[3]	15,762,066	11,540,000	5,653,923	21,648,143	8,127	(2,668)	6,598	—
Total 0.15%					$(4,679)	$18,175	$6,598	$33,724

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 11/30/2019.
[3]	Unaffiliated issuer at 11/30/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

8	The New Economy Fund

Financial statements

Statement of assets and liabilities
at November 30, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,364,059)	$22,090,020
Affiliated issuers (cost: $121,949)	33,724	$22,123,744
Cash		84
Cash denominated in currencies other than U.S. dollars (cost: $1,268)		1,268
Receivables for:
Sales of investments	83,234
Sales of fund’s shares	8,681
Dividends	17,912
Other	562	110,389
		22,235,485
Liabilities:
Payables for:
Purchases of investments	88,714
Repurchases of fund’s shares	9,576
Investment advisory services	6,751
Services provided by related parties	6,300
Trustees’ deferred compensation	2,856
Non-U.S. taxes	9,297
Other	262	123,756
Net assets at November 30, 2019		$22,111,729

Net assets consist of:
Capital paid in on shares of beneficial interest		$13,977,314
Total distributable earnings		8,134,415
Net assets at November 30, 2019		$22,111,729

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (466,809 total shares outstanding)

		Shares		Net asset
	Net assets	outstanding		value per share
Class A	$13,159,955	276,466		$47.60
Class C	531,170	12,643		42.01
Class T	12	—	*	47.66
Class F-1	329,189	6,893		47.76
Class F-2	1,586,142	33,336		47.58
Class F-3	704,782	14,768		47.72
Class 529-A	693,799	14,746		47.05
Class 529-C	106,413	2,497		42.62
Class 529-E	31,257	676		46.24
Class 529-T	14	—	*	47.64
Class 529-F-1	64,579	1,373		47.04
Class R-1	39,055	897		43.52
Class R-2	203,400	4,643		43.81
Class R-2E	12,689	272		46.59
Class R-3	302,562	6,529		46.34
Class R-4	332,174	7,051		47.11
Class R-5E	54,989	1,160		47.39
Class R-5	126,105	2,630		47.96
Class R-6	3,833,443	80,229		47.78

*	Amount less than one thousand.

See notes to financial statements.

The New Economy Fund	9

Statement of operations
for the year ended November 30, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $8,877; also includes $6,598 from affiliates)	$252,752
Interest	16,298	$269,050
Fees and expenses*:
Investment advisory services	78,720
Distribution services	43,965
Transfer agent services	19,726
Administrative services	5,738
Reports to shareholders	736
Registration statement and prospectus	1,166
Trustees’ compensation	738
Auditing and legal	209
Custodian	1,568
Other	650	153,216
Net investment income		115,834

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $3):
Unaffiliated issuers	1,525,168
Affiliated issuers	(4,679)
Currency transactions	357	1,520,846
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $9,119):
Unaffiliated issuers	1,184,519
Affiliated issuers	18,175
Currency translations	127	1,202,821
Net realized gain and unrealized appreciation		2,723,667

Net increase in net assets resulting from operations		$2,839,501

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

10	The New Economy Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2019	2018
Operations:
Net investment income	$115,834	$104,834
Net realized gain	1,520,846	1,584,061
Net unrealized appreciation (depreciation)	1,202,821	(1,247,073)
Net increase in net assets resulting from operations	2,839,501	441,822

Distributions paid to shareholders	(1,700,106)	(1,455,895)

Net capital share transactions	1,061,007	2,141,051

Total increase in net assets	2,200,402	1,126,978

Net assets:
Beginning of year	19,911,327	18,784,349
End of year	$22,111,729	$19,911,327

See notes to financial statements.

The New Economy Fund	11

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. Current income is a secondary consideration.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	The New Economy Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The New Economy Fund	13

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,429,099	$—	$—	$6,429,099
Health care	3,802,656	—	35,874	3,838,530
Communication services	2,682,230	—	—	2,682,230
Financials	2,291,320	—	—	2,291,320
Consumer discretionary	2,245,380	—	—	2,245,380
Industrials	1,717,486	—	—	1,717,486
Materials	324,103	—	—	324,103
Utilities	279,902	—	—	279,902
Consumer staples	221,060	—	—	221,060
Other	310,487	—	—	310,487
Preferred securities	44,217	—	—	44,217
Short-term securities	1,739,930	—	—	1,739,930
Total	$22,087,870	$—	$35,874	$22,123,744

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

14	The New Economy Fund

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may also be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

The New Economy Fund	15

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2019, the fund reclassified $106,173,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$80,500
Undistributed long-term capital gains	1,492,763
Gross unrealized appreciation on investments	6,914,101
Gross unrealized depreciation on investments	(341,816)
Net unrealized appreciation on investments	6,572,285
Cost of investments	15,551,459

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2019				Year ended November 30, 2018
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$62,394		$965,227	$1,027,621	$19,873		$904,068	$923,941
Class C	—		48,104	48,104	—		44,352	44,352
Class T	—	*	1	1	—	*	1	1
Class F-1	1,277		24,898	26,175	368		26,807	27,175
Class F-2	10,513		111,102	121,615	3,724		79,263	82,987
Class F-3	4,513		42,715	47,228	1,489		25,141	26,630
Class 529-A	2,884		50,606	53,490	863		44,902	45,765
Class 529-C	—		9,601	9,601	—		9,322	9,322
Class 529-E	65		2,402	2,467	—		2,099	2,099
Class 529-T	—	*	1	1	—	*	1	1
Class 529-F-1	398		4,479	4,877	133		3,405	3,538
Class R-1	—		3,699	3,699	—		4,001	4,001
Class R-2	—		16,607	16,607	—		15,940	15,940
Class R-2E	17		855	872	—		537	537
Class R-3	425		25,829	26,254	—		26,031	26,031
Class R-4	1,720		30,357	32,077	625		33,069	33,694
Class R-5E	66		703	769	1		12	13
Class R-5	1,025		10,406	11,431	534		10,245	10,779
Class R-6	25,693		241,524	267,217	10,806		188,283	199,089
Total	$110,990		$1,589,116	$1,700,106	$38,416		$1,417,479	$1,455,895

*	Amount less than one thousand.

16	The New Economy Fund

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2019, the investment advisory services fee was $78,720,000, which was equivalent to an annualized rate of 0.379% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on

The New Economy Fund	17

a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$30,851	$14,396		$2,322		Not applicable
Class C	5,301	615		222		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	782	442		131		Not applicable
Class F-2	Not applicable	1,627		617		Not applicable
Class F-3	Not applicable	49		250		Not applicable
Class 529-A	1,464	669		272		$430
Class 529-C	1,047	110		44		70
Class 529-E	150	18		12		20
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	60		24		39
Class R-1	420	46		18		Not applicable
Class R-2	1,472	701		82		Not applicable
Class R-2E	69	24		5		Not applicable
Class R-3	1,525	481		127		Not applicable
Class R-4	884	369		149		Not applicable
Class R-5E	Not applicable	38		10		Not applicable
Class R-5	Not applicable	64		53		Not applicable
Class R-6	Not applicable	17		1,400		Not applicable
Total class-specific expenses	$43,965	$19,726		$5,738		$559

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $738,000 in the fund’s statement of operations reflects $450,000 in current fees (either paid in cash or deferred) and a net increase of $288,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $367,371,000 and $912,068,000, respectively, which generated $9,728,000 of net realized losses from sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund borrowed $10,000 at a rate of 2.79% from one or more CRMC-managed funds during the year ended November 30, 2019. The fund paid less than $1,000 in interest expense for the loan.

18	The New Economy Fund

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2019

Class A	$951,366	21,770	$1,008,844	26,204		$(1,635,612)	(37,454)	$324,598	10,520
Class C	62,744	1,617	47,794	1,396		(142,746)	(3,676)	(32,208)	(663)
Class T	—	—	—	—		—	—	—	—
Class F-1	67,917	1,524	25,790	668		(95,128)	(2,163)	(1,421)	29
Class F-2	428,397	9,827	116,479	3,033		(446,098)	(10,263)	98,778	2,597
Class F-3	212,486	4,837	45,030	1,170		(133,169)	(3,042)	124,347	2,965
Class 529-A	78,757	1,811	53,461	1,404		(102,617)	(2,362)	29,601	853
Class 529-C	12,014	305	9,599	276		(29,237)	(740)	(7,624)	(159)
Class 529-E	3,561	83	2,466	66		(5,726)	(134)	301	15
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	10,741	248	4,873	128		(9,867)	(229)	5,747	147
Class R-1	5,101	126	3,699	104		(15,246)	(376)	(6,446)	(146)
Class R-2	42,962	1,056	16,602	465		(59,217)	(1,461)	347	60
Class R-2E	3,956	91	872	23		(3,245)	(75)	1,583	39
Class R-3	53,825	1,256	26,119	695		(108,427)	(2,545)	(28,483)	(594)
Class R-4	52,393	1,205	32,015	840		(150,041)	(3,436)	(65,633)	(1,391)
Class R-5E	47,017	1,042	768	20		(4,173)	(94)	43,612	968
Class R-5	14,798	337	11,352	293		(38,119)	(877)	(11,969)	(247)
Class R-6	632,216	14,471	267,208	6,935		(313,548)	(7,063)	585,876	14,343
Total net increase (decrease)	$2,680,251	61,606	$1,672,972	43,720		$(3,292,216)	(75,990)	$1,061,007	29,336

Year ended November 30, 2018

Class A	$1,652,612	34,509	$905,213	20,183		$(1,849,156)	(39,051)	$708,669	15,641
Class C	135,633	3,152	44,004	1,089		(138,565)	(3,245)	41,072	996
Class T	—	—	—	—		—	—	—	—
Class F-1	114,484	2,382	26,845	596		(173,917)	(3,625)	(32,588)	(647)
Class F-2	744,821	15,663	79,515	1,776		(397,136)	(8,503)	427,200	8,936
Class F-3	322,804	6,775	25,125	560		(105,665)	(2,228)	242,264	5,107
Class 529-A	147,446	3,108	45,760	1,030		(93,869)	(1,993)	99,337	2,145
Class 529-C	21,274	487	9,318	227		(59,396)	(1,351)	(28,804)	(637)
Class 529-E	6,979	150	2,099	48		(5,374)	(115)	3,704	83
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	21,507	461	3,537	80		(11,921)	(251)	13,123	290
Class R-1	9,731	220	4,001	96		(17,191)	(390)	(3,459)	(74)
Class R-2	63,099	1,417	15,935	380		(72,165)	(1,632)	6,869	165
Class R-2E	5,819	122	536	12		(1,946)	(43)	4,409	91
Class R-3	96,821	2,081	25,867	590		(129,749)	(2,792)	(7,061)	(121)
Class R-4	97,249	2,057	33,638	757		(164,330)	(3,524)	(33,443)	(710)
Class R-5E	10,534	224	12	1		(1,693)	(36)	8,853	189
Class R-5	35,550	746	10,665	238		(44,444)	(931)	1,771	53
Class R-6	702,320	14,791	199,090	4,435		(212,276)	(4,435)	689,134	14,791
Total net increase (decrease)	$4,188,683	88,345	$1,431,161	32,098		$(3,478,793)	(74,145)	$2,141,051	46,298

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,629,899,000 and $7,274,396,000, respectively, during the year ended November 30, 2019.

The New Economy Fund	19

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
11/30/2019	$45.74	$.23	$5.52	$5.75	$(.24)	$(3.65)	$(3.89)	$47.60	14.56%		$13,160		.78%		.78%		.51%
11/30/2018	48.26	.24	.94	1.18	(.08)	(3.62)	(3.70)	45.74	2.59		12,165		.76		.76		.49
11/30/2017	36.67	.11	12.29	12.40	(.10)	(.71)	(.81)	48.26	34.53		12,079		.78		.78		.25
11/30/2016	38.93	.11	(.15)	(.04)	(.16)	(2.06)	(2.22)	36.67	.00		9,702		.81		.81		.30
11/30/2015	40.58	.11	1.47	1.58	(.20)	(3.03)	(3.23)	38.93	4.27		10,666		.78		.78		.29
Class C:
11/30/2019	40.90	(.10)	4.86	4.76	—	(3.65)	(3.65)	42.01	13.69		531		1.55		1.55		(.25)
11/30/2018	43.77	(.13)	.88	.75	—	(3.62)	(3.62)	40.90	1.81		544		1.55		1.55		(.30)
11/30/2017	33.51	(.21)	11.18	10.97	—	(.71)	(.71)	43.77	33.42		539		1.59		1.59		(.55)
11/30/2016	35.89	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	33.51	(.82)		460		1.62		1.62		(.51)
11/30/2015	37.74	(.18)	1.36	1.18	—	(3.03)	(3.03)	35.89	3.44		542		1.59		1.59		(.51)
Class T:
11/30/2019	45.80	.33	5.51	5.84	(.33)	(3.65)	(3.98)	47.66	14.83	[5]	—	[6]	.54	[5]	.54	[5]	.75 [5]
11/30/2018	48.32	.33	.94	1.27	(.17)	(3.62)	(3.79)	45.80	2.80	[5]	—	[6]	.56	[5]	.56	[5]	.69 [5]
11/30/2017[7,8]	39.44	.12	8.76	8.88	—	—	—	48.32	22.52	[5,9]	—	[6]	.59	[5,10]	.59	[5,10]	.43 [5,10]
Class F-1:
11/30/2019	45.85	.21	5.54	5.75	(.19)	(3.65)	(3.84)	47.76	14.50		329		.83		.83		.47
11/30/2018	48.36	.21	.95	1.16	(.05)	(3.62)	(3.67)	45.85	2.54		315		.83		.83		.43
11/30/2017	36.73	.08	12.32	12.40	(.06)	(.71)	(.77)	48.36	34.46		363		.84		.84		.19
11/30/2016	38.99	.09	(.17)	(.08)	(.12)	(2.06)	(2.18)	36.73	(.08)		305		.85		.85		.26
11/30/2015	40.60	.10	1.47	1.57	(.15)	(3.03)	(3.18)	38.99	4.23		404		.83		.83		.25
Class F-2:
11/30/2019	45.75	.33	5.50	5.83	(.35)	(3.65)	(4.00)	47.58	14.81		1,586		.55		.55		.75
11/30/2018	48.26	.34	.94	1.28	(.17)	(3.62)	(3.79)	45.75	2.82		1,406		.55		.55		.71
11/30/2017	36.69	.19	12.28	12.47	(.19)	(.71)	(.90)	48.26	34.81		1,052		.57		.57		.46
11/30/2016	38.96	.19	(.16)	.03	(.24)	(2.06)	(2.30)	36.69	.22		751		.58		.58		.53
11/30/2015	40.63	.19	1.47	1.66	(.30)	(3.03)	(3.33)	38.96	4.49		776		.57		.57		.50
Class F-3:
11/30/2019	45.87	.37	5.52	5.89	(.39)	(3.65)	(4.04)	47.72	14.93		705		.45		.45		.84
11/30/2018	48.38	.39	.93	1.32	(.21)	(3.62)	(3.83)	45.87	2.91		541		.46		.46		.81
11/30/2017[7,11]	37.90	.20	10.28	10.48	—	—	—	48.38	27.65	[9]	324		.47	[10]	.47	[10]	.53 [10]
Class 529-A:
11/30/2019	45.25	.20	5.46	5.66	(.21)	(3.65)	(3.86)	47.05	14.51		694		.83		.83		.46
11/30/2018	47.80	.20	.94	1.14	(.07)	(3.62)	(3.69)	45.25	2.53		629		.83		.83		.43
11/30/2017	36.33	.08	12.17	12.25	(.07)	(.71)	(.78)	47.80	34.44		561		.85		.85		.19
11/30/2016	38.60	.08	(.16)	(.08)	(.13)	(2.06)	(2.19)	36.33	(.10)		416		.88		.88		.23
11/30/2015	40.27	.08	1.46	1.54	(.18)	(3.03)	(3.21)	38.60	4.19		431		.86		.86		.21

20	The New Economy Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
11/30/2019	$41.45	$(.12)	$4.94	$4.82	$—	$(3.65)	$(3.65)	$42.62	13.62%	$106		1.59%		1.59%		(.30)%
11/30/2018	44.33	(.15)	.89	.74	—	(3.62)	(3.62)	41.45	1.76	110		1.60		1.60		(.35)
11/30/2017	33.94	(.23)	11.33	11.10	—	(.71)	(.71)	44.33	33.38	146		1.64		1.64		(.60)
11/30/2016	36.35	(.19)	(.16)	(.35)	—	(2.06)	(2.06)	33.94	(.90)	114		1.67		1.67		(.57)
11/30/2015	38.21	(.21)	1.38	1.17	—	(3.03)	(3.03)	36.35	3.37	120		1.66		1.66		(.59)
Class 529-E:
11/30/2019	44.52	.10	5.37	5.47	(.10)	(3.65)	(3.75)	46.24	14.24	31		1.07		1.07		.23
11/30/2018	47.11	.09	.94	1.03	—	(3.62)	(3.62)	44.52	2.31	29		1.07		1.07		.19
11/30/2017	35.83	(.02)	12.01	11.99	—	(.71)	(.71)	47.11	34.11	27		1.09		1.09		(.05)
11/30/2016	38.09	— [12]	(.16)	(.16)	(.04)	(2.06)	(2.10)	35.83	(.33)	21		1.12		1.12		(.01)
11/30/2015	39.78	(.01)	1.43	1.42	(.08)	(3.03)	(3.11)	38.09	3.92	22		1.11		1.11		(.04)
Class 529-T:
11/30/2019	45.78	.31	5.51	5.82	(.31)	(3.65)	(3.96)	47.64	14.78 [5]	—	[6]	.59	[5]	.59	[5]	.70 [5]
11/30/2018	48.30	.31	.95	1.26	(.16)	(3.62)	(3.78)	45.78	2.77 [5]	—	[6]	.61	[5]	.61	[5]	.64 [5]
11/30/2017[7,8]	39.44	.11	8.75	8.86	—	—	—	48.30	22.46 [5,9]	—	[6]	.65	[5,10]	.65	[5,10]	.38 [5,10]
Class 529-F-1:
11/30/2019	45.28	.30	5.44	5.74	(.33)	(3.65)	(3.98)	47.04	14.75	65		.61		.61		.68
11/30/2018	47.80	.30	.94	1.24	(.14)	(3.62)	(3.76)	45.28	2.76	55		.61		.61		.64
11/30/2017	36.34	.16	12.16	12.32	(.15)	(.71)	(.86)	47.80	34.71	45		.64		.64		.39
11/30/2016	38.61	.15	(.16)	(.01)	(.20)	(2.06)	(2.26)	36.34	.14	33		.68		.68		.43
11/30/2015	40.28	.16	1.45	1.61	(.25)	(3.03)	(3.28)	38.61	4.37	33		.66		.66		.41
Class R-1:
11/30/2019	42.22	(.10)	5.05	4.95	—	(3.65)	(3.65)	43.52	13.68	39		1.55		1.55		(.25)
11/30/2018	45.07	(.13)	.90	.77	—	(3.62)	(3.62)	42.22	1.81	44		1.55		1.55		(.30)
11/30/2017	34.47	(.20)	11.51	11.31	—	(.71)	(.71)	45.07	33.47	50		1.56		1.56		(.52)
11/30/2016	36.84	(.15)	(.16)	(.31)	—	(2.06)	(2.06)	34.47	(.77)	47		1.57		1.57		(.46)
11/30/2015	38.66	(.18)	1.39	1.21	—	(3.03)	(3.03)	36.84	3.44	58		1.56		1.56		(.49)
Class R-2:
11/30/2019	42.47	(.10)	5.09	4.99	—	(3.65)	(3.65)	43.81	13.70	203		1.55		1.55		(.25)
11/30/2018	45.32	(.13)	.90	.77	—	(3.62)	(3.62)	42.47	1.79	195		1.55		1.55		(.30)
11/30/2017	34.65	(.20)	11.58	11.38	—	(.71)	(.71)	45.32	33.50	200		1.56		1.56		(.52)
11/30/2016	37.03	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	34.65	(.79)	164		1.59		1.59		(.48)
11/30/2015	38.84	(.17)	1.39	1.22	—	(3.03)	(3.03)	37.03	3.45	186		1.55		1.55		(.47)
Class R-2E:
11/30/2019	44.88	.02	5.41	5.43	(.07)	(3.65)	(3.72)	46.59	14.02	13		1.25		1.25		.04
11/30/2018	47.55	— [12]	.95	.95	—	(3.62)	(3.62)	44.88	2.11	10		1.26		1.26		(.01)
11/30/2017	36.29	(.10)	12.14	12.04	(.07)	(.71)	(.78)	47.55	33.88	7		1.27		1.27		(.25)
11/30/2016	38.85	(.07)	(.14)	(.21)	(.29)	(2.06)	(2.35)	36.29	(.44)	2		1.26		1.26		(.19)
11/30/2015	40.60	.06	1.54	1.60	(.32)	(3.03)	(3.35)	38.85	4.33 [5]	—	[6]	.84	[5]	.84	[5]	.16 [5]

See end of table for footnotes.

The New Economy Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-3:
11/30/2019	$44.58	$.09	$5.38	$5.47	$(.06)	$(3.65)	$(3.71)	$46.34	14.20%	$303		1.10%		1.10%		.20%
11/30/2018	47.20	.07	.93	1.00	—	(3.62)	(3.62)	44.58	2.24	318		1.10		1.10		.15
11/30/2017	35.90	(.03)	12.04	12.01	—	(.71)	(.71)	47.20	34.10	342		1.11		1.11		(.08)
11/30/2016	38.14	(.01)	(.15)	(.16)	(.02)	(2.06)	(2.08)	35.90	(.33)	286		1.13		1.13		(.02)
11/30/2015	39.84	(.01)	1.43	1.42	(.09)	(3.03)	(3.12)	38.14	3.91	327		1.11		1.11		(.04)
Class R-4:
11/30/2019	45.29	.22	5.46	5.68	(.21)	(3.65)	(3.86)	47.11	14.54	332		.80		.80		.51
11/30/2018	47.82	.21	.95	1.16	(.07)	(3.62)	(3.69)	45.29	2.57	382		.80		.80		.45
11/30/2017	36.34	.09	12.19	12.28	(.09)	(.71)	(.80)	47.82	34.51	438		.81		.81		.23
11/30/2016	38.61	.10	(.16)	(.06)	(.15)	(2.06)	(2.21)	36.34	(.04)	348		.82		.82		.29
11/30/2015	40.29	.10	1.46	1.56	(.21)	(3.03)	(3.24)	38.61	4.25	397		.81		.81		.27
Class R-5E:
11/30/2019	45.59	.26	5.53	5.79	(.34)	(3.65)	(3.99)	47.39	14.79	55		.57		.57		.59
11/30/2018	48.17	.35	.91	1.26	(.22)	(3.62)	(3.84)	45.59	2.78	9		.58		.58		.73
11/30/2017	36.57	.19	12.27	12.46	(.15)	(.71)	(.86)	48.17	34.86	—	[6]	.61		.55		.43
11/30/2016	38.93	.14	(.15)	(.01)	(.29)	(2.06)	(2.35)	36.57	.11	—	[6]	.69		.69		.41
11/30/2015[7,13]	38.84	— [12]	.09	.09	—	—	—	38.93	.23 [9]	—	[6]	.02	[9]	.02	[9]	— [9,14]
Class R-5:
11/30/2019	46.07	.36	5.54	5.90	(.36)	(3.65)	(4.01)	47.96	14.88	126		.49		.49		.81
11/30/2018	48.56	.36	.96	1.32	(.19)	(3.62)	(3.81)	46.07	2.88	133		.50		.50		.76
11/30/2017	36.91	.22	12.34	12.56	(.20)	(.71)	(.91)	48.56	34.88	137		.51		.51		.53
11/30/2016	39.17	.22	(.16)	.06	(.26)	(2.06)	(2.32)	36.91	.30	106		.52		.52		.61
11/30/2015	40.80	.22	1.47	1.69	(.29)	(3.03)	(3.32)	39.17	4.55	160		.50		.50		.57
Class R-6:
11/30/2019	45.92	.38	5.52	5.90	(.39)	(3.65)	(4.04)	47.78	14.94	3,834		.44		.44		.85
11/30/2018	48.42	.39	.94	1.33	(.21)	(3.62)	(3.83)	45.92	2.92	3,026		.45		.45		.81
11/30/2017	36.81	.24	12.32	12.56	(.24)	(.71)	(.95)	48.42	34.98	2,474		.46		.46		.58
11/30/2016	39.08	.22	(.15)	.07	(.28)	(2.06)	(2.34)	36.81	.31	1,920		.47		.47		.64
11/30/2015	40.73	.24	1.47	1.71	(.33)	(3.03)	(3.36)	39.08	4.61	1,590		.46		.46		.62

	Year ended November 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[15]	39%	38%	28%	25%	34%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of the fund’s transfer agent fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Amount less than $.01.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Amount less than .01%.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

22	The New Economy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The New Economy Fund (the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 9, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

The New Economy Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2019, through November 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	The New Economy Fund

	Beginning account value 6/1/2019	Ending account value 11/30/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,113.70	$4.13	.78%
Class A – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class C – actual return	1,000.00	1,109.58	8.09	1.53
Class C – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class T – actual return	1,000.00	1,115.10	2.76	.52
Class T – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-1 – actual return	1,000.00	1,113.52	4.34	.82
Class F-1 – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class F-2 – actual return	1,000.00	1,115.08	2.86	.54
Class F-2 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class F-3 – actual return	1,000.00	1,115.46	2.28	.43
Class F-3 – assumed 5% return	1,000.00	1,022.91	2.18	.43
Class 529-A – actual return	1,000.00	1,113.63	4.29	.81
Class 529-A – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-C – actual return	1,000.00	1,109.31	8.30	1.57
Class 529-C – assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class 529-E – actual return	1,000.00	1,112.35	5.56	1.05
Class 529-E – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class 529-T – actual return	1,000.00	1,114.92	3.08	.58
Class 529-T – assumed 5% return	1,000.00	1,022.16	2.94	.58
Class 529-F-1 – actual return	1,000.00	1,114.71	3.13	.59
Class 529-F-1 – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class R-1 – actual return	1,000.00	1,109.37	8.14	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 – actual return	1,000.00	1,109.40	8.14	1.54
Class R-2 – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2E – actual return	1,000.00	1,111.12	6.62	1.25
Class R-2E – assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class R-3 – actual return	1,000.00	1,112.07	5.77	1.09
Class R-3 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 – actual return	1,000.00	1,113.73	4.13	.78
Class R-4 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class R-5E – actual return	1,000.00	1,114.80	2.97	.56
Class R-5E – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-5 – actual return	1,000.00	1,115.36	2.55	.48
Class R-5 – assumed 5% return	1,000.00	1,022.66	2.43	.48
Class R-6 – actual return	1,000.00	1,115.57	2.28	.43
Class R-6 – assumed 5% return	1,000.00	1,022.91	2.18	.43

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The New Economy Fund	25

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2019:

Long-term capital gains	$1,589,116,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$6,233,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

26	The New Economy Fund

Approval of Investment Advisory and Service Agreement

New Economy Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the Fund’s assets are managed, including liquidity management), compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2019. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Global Service and Information Index, the Lipper Growth Funds Index and the MSCI All Country World Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes for all periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The New Economy Fund	27

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018 CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

28	The New Economy Fund

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The New Economy Fund	29

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The New Economy Fund	31

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The New Economy Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Chairman/Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2006	Private investor	89	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble, Inc.
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2007	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	6	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Winnie Kwan, 1972	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Sung Lee, 1966	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The New Economy Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Timothy D. Armour, 1960 Co-President	1991	Chairman of the Board and Chief Executive Officer, The Capital Group Companies, Inc.[7];
Partner — Capital World Investors, Capital Research and Management Company;
Partner — Capital World Investors, Capital Bank and Trust Company[7];
		Director, Capital Research and Management Company
Claudia P. Huntington, 1952 Co-President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company;
Partner — Capital Research Global Investors, Capital Bank and Trust Company[7];
		Director, The Capital Group Companies, Inc.[7]
Donald H. Rolfe, 1972 Executive Vice President	2010	Senior Vice President and Senior Counsel, Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Caroline Jones, 1974 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Harold H. La, 1970 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Lawrence R. Solomon, 1962 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board, President and Director, Capital Management Services, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The New Economy Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	The New Economy Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete November 30, 2019, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NEF

Registrant:

a) Audit Fees:
Audit	2018	117,000
	2019	118,000

b) Audit-Related Fees:
	2018	None
	2019	None

c) Tax Fees:
	2018	None
	2019	9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2018	None
	2019	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2018	None
	2019	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	9,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2018 and $18,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The New Economy Fund®

Investment portfolio

November 30, 2019

Common stocks 91.98% Information technology 29.07%	Shares	Value (000)
Microsoft Corp.	4,080,814	$617,754
Broadcom Inc.	1,767,870	559,018
Samsung Electronics Co., Ltd.	8,942,705	380,831
Mastercard Inc., Class A	1,210,400	353,715
Micron Technology, Inc.1	5,923,553	281,428
Accenture PLC, Class A	1,332,749	268,096
Ceridian HCM Holding Inc.1	4,223,205	254,913
Autodesk, Inc.1	1,250,483	226,212
Adobe Inc.1	662,906	205,189
PayPal Holdings, Inc.1	1,791,960	193,550
SK hynix, Inc.	2,759,000	188,971
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,542,537	188,073
ServiceNow, Inc.1	535,394	151,538
Cree, Inc.1	3,234,366	142,991
ASML Holding NV	497,295	135,324
Texas Instruments Inc.	1,099,546	132,176
RingCentral, Inc., Class A1	708,728	122,234
Applied Materials, Inc.	1,999,174	115,752
Dell Technologies Inc., Class C1	2,301,049	111,578
Sabre Corp.	4,786,576	107,363
Fiserv, Inc.1	896,630	104,224
Intel Corp.	1,602,838	93,045
Square, Inc., Class A1	1,259,480	87,055
PagSeguro Digital Ltd., Class A1	2,456,600	83,377
StoneCo Ltd., Class A1	1,990,178	81,557
MongoDB, Inc., Class A1	535,476	79,625
Visa Inc., Class A	385,141	71,062
Qorvo, Inc.1	632,739	65,938
DocuSign, Inc.1	899,498	64,053
VMware, Inc., Class A	398,935	62,082
Fidelity National Information Services, Inc.	437,005	60,372
Elastic NV, non-registered shares1	697,712	55,405
Bottomline Technologies, Inc.1	1,095,547	54,219
Alteryx, Inc., Class A1	472,805	53,678
International Business Machines Corp.	389,839	52,414
salesforce.com, inc.1	265,890	43,311
Inphi Corp.1	610,748	42,526
Tokyo Electron Ltd.	196,900	40,655
Atlassian Corp. PLC, Class A1	312,471	39,718
Smartsheet Inc., Class A1	834,655	39,588
Jack Henry & Associates, Inc.	253,895	38,577
STMicroelectronics NV	1,536,172	37,741
Amadeus IT Group SA, Class A, non-registered shares	470,806	37,501
Arista Networks, Inc.1	190,421	37,157
Yext, Inc.1	1,999,174	34,506
NortonLifeLock Inc.	1,380,045	34,363
Apple Inc.	127,947	34,194

The New Economy Fund — Page 1 of 6

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Guidewire Software, Inc.1	254,895	$31,054
Amphenol Corp., Class A	216,910	22,559
Paycom Software, Inc.1	79,967	22,136
PTC, Inc.1	236,502	18,116
HubSpot, Inc.1	103,187	15,581
Infineon Technologies AG	660,727	14,113
Workday, Inc., Class A1	77,968	13,966
Keyence Corp.	39,200	13,409
FleetCor Technologies, Inc.1	34,486	10,584
Slack Technologies, Inc., Class A1	128,466	2,932
		6,429,099
Health care 17.36%
UnitedHealth Group Inc.	1,300,663	364,016
Daiichi Sankyo Co., Ltd.	4,144,200	259,810
Abbott Laboratories	2,947,782	251,888
Thermo Fisher Scientific Inc.	722,002	226,672
Cigna Corp.	1,105,866	221,085
Molina Healthcare, Inc.1	1,619,031	219,379
Novartis AG	2,326,539	214,181
Humana Inc.	540,377	184,393
Boston Scientific Corp.1	3,965,654	171,514
Bluebird Bio, Inc.1	2,048,918	165,839
Illumina, Inc.1	417,428	133,894
Insulet Corp.1	680,914	126,446
GW Pharmaceuticals PLC (ADR)1	1,138,210	116,223
PerkinElmer, Inc.	1,186,469	110,223
Allakos Inc.1	872,896	82,925
WellCare Health Plans, Inc.1	246,898	79,518
Align Technology, Inc.1	273,887	75,960
WuXi AppTec Co., Ltd. Class H	5,951,900	69,076
BioMarin Pharmaceutical Inc.1	813,564	65,663
Regeneron Pharmaceuticals, Inc.1	172,629	63,700
Vertex Pharmaceuticals Inc.1	284,882	63,173
Ultragenyx Pharmaceutical Inc.1	1,484,293	58,852
Stryker Corp.	266,488	54,593
Alcon Inc.1	957,904	52,886
Centene Corp.1	859,645	51,983
Guardant Health, Inc.1	620,744	48,213
Biohaven Pharmaceutical Holding Co. Ltd.1	731,698	41,941
DexCom, Inc.1	182,625	41,512
Agilon Health TopCo, Inc.1,2,3,4	79,816	35,874
Mesoblast Ltd.1,5	26,781,795	32,789
Mesoblast Ltd. (ADR)1,5	149,377	935
Zoetis Inc., Class A	265,890	32,045
Sarepta Therapeutics, Inc.1	249,000	28,010
Hologic, Inc.1	473,804	24,316
Eli Lilly and Co.	179,926	21,114
Integra LifeSciences Holdings Corp.1	226,906	13,839
Gilead Sciences, Inc.	186,923	12,569
Allogene Therapeutics, Inc.1	389,739	10,983
Notre Dame Intermédica Participações SA	429,000	5,738
Teva Pharmaceutical Industries Ltd. (ADR)1	456,811	4,760
		3,838,530

The New Economy Fund — Page 2 of 6

Common stocks (continued) Communication services 12.13%	Shares	Value (000)
Netflix, Inc.1	2,480,522	$780,521
Facebook, Inc., Class A1	2,595,512	523,359
Alphabet Inc., Class C1	183,296	239,194
Alphabet Inc., Class A1	143,766	187,484
Tencent Holdings Ltd.	6,244,700	264,688
Comcast Corp., Class A	3,398,596	150,048
T-Mobile US, Inc.1	1,352,641	106,250
Daily Mail and General Trust PLC, Class A, nonvoting shares	9,202,645	97,955
Activision Blizzard, Inc.	1,534,366	84,129
Charter Communications, Inc., Class A1	149,138	70,096
ITV PLC	23,222,294	43,580
Nintendo Co., Ltd.	89,000	34,436
Elang Mahkota Teknologi Tbk PT	82,047,700	32,575
New York Times Co., Class A	739,501	23,849
Electronic Arts Inc.1	191,421	19,335
Fox Corp., Class A	499,793	17,873
Pinterest, Inc., Class A1	283,883	5,530
Walt Disney Co.	8,759	1,328
		2,682,230
Financials 10.36%
Kotak Mahindra Bank Ltd.	14,058,382	316,530
AIA Group Ltd.	21,298,000	213,305
CME Group Inc., Class A	968,000	196,243
Berkshire Hathaway Inc., Class B1	766,283	168,812
HDFC Bank Ltd.	9,092,000	161,587
Arch Capital Group Ltd.1	3,310,008	138,921
JPMorgan Chase & Co.	1,021,578	134,603
IndusInd Bank Ltd.	5,961,701	130,399
Essent Group Ltd.	1,880,623	102,776
EXOR NV	1,150,000	87,977
Intercontinental Exchange, Inc.	679,719	64,009
Prudential PLC	3,498,555	62,285
East West Bancorp, Inc.	1,249,484	57,251
Webster Financial Corp.	1,144,527	55,727
UniCredit SpA	3,853,363	53,329
Ping An Insurance (Group) Co. of China, Ltd., Class H	4,481,000	50,775
Banco Santander, SA	12,959,233	50,499
American International Group, Inc.	899,628	47,375
Discover Financial Services	477,803	40,551
London Stock Exchange Group PLC	385,841	34,293
MarketAxess Holdings Inc.	82,966	33,503
Tradeweb Markets Inc., Class A	727,999	32,563
DBS Group Holdings Ltd.	1,729,100	31,922
Nasdaq, Inc.	248,897	26,085
		2,291,320
Consumer discretionary 10.15%
Amazon.com, Inc.1	259,518	467,340
Alibaba Group Holding Ltd. (ADR)1	870,940	174,188
Alibaba Group Holding Ltd.1	5,349,792	135,589
Galaxy Entertainment Group Ltd.	36,104,000	236,141
Marriott International, Inc., Class A	1,194,507	167,661
Sony Corp.	2,346,000	147,977
Home Depot, Inc.	619,436	136,592

The New Economy Fund — Page 3 of 6

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Moneysupermarket.com Group PLC	21,648,143	$95,335
Floor & Decor Holdings, Inc., Class A1	1,809,282	86,864
NIKE, Inc., Class B	674,721	63,080
Naspers Ltd., Class N	417,827	59,715
Booking Holdings Inc.1	26,279	50,036
MercadoLibre, Inc.1	83,683	48,585
Kering SA	79,967	48,164
Las Vegas Sands Corp.	718,703	45,099
William Hill PLC	19,213,845	44,407
MGM Resorts International	1,227,493	39,218
Prosus NV1	417,827	28,480
Norwegian Cruise Line Holdings Ltd.1	513,788	27,559
Hilton Worldwide Holdings Inc.	259,893	27,289
B2W - Cia. Digital, ordinary nominative1	2,022,071	26,878
Domino’s Pizza, Inc.	77,968	22,946
Melco Resorts & Entertainment Ltd. (ADR)	953,510	20,291
Wynn Resorts, Ltd.	149,938	18,120
Melco International Development Ltd.	6,687,000	16,401
Meituan Dianping, Class B1	866,600	11,425
		2,245,380
Industrials 7.77%
Boeing Co.	762,685	279,280
CSX Corp.	3,182,685	227,689
Airbus SE, non-registered shares	1,469,519	215,971
Union Pacific Corp.	994,543	175,030
Nidec Corp.	540,800	79,992
Equifax Inc.	487,299	68,046
TransDigm Group Inc.	116,752	66,210
Meggitt PLC	7,653,838	63,651
L3Harris Technologies, Inc.	299,876	60,302
Northrop Grumman Corp.	167,931	59,073
Recruit Holdings Co., Ltd.	1,597,200	57,815
Adani Ports & Special Economic Zone Ltd.	9,636,000	51,318
JG Summit Holdings, Inc.	33,268,800	50,347
Old Dominion Freight Line, Inc.	243,899	46,729
AKR Corporindo Tbk PT	173,899,680	41,918
Singapore Technologies Engineering Ltd	11,730,500	35,422
TransUnion	399,835	34,510
CCR SA, ordinary nominative	8,170,100	33,135
Norfolk Southern Corp.	139,942	27,079
Honeywell International Inc.	94,961	16,955
MTU Aero Engines AG	62,474	16,925
Rentokil Initial PLC	1,753,276	10,089
		1,717,486
Materials 1.46%
Sherwin-Williams Co.	321,867	187,690
International Flavors & Fragrances Inc.	399,835	56,469
Valvoline Inc.	2,022,445	45,808
Allegheny Technologies Inc.1	1,480,299	34,136
		324,103

The New Economy Fund — Page 4 of 6

Common stocks (continued) Utilities 1.27%	Shares	Value (000)
ENN Energy Holdings Ltd.	18,414,400	$199,950
Ørsted AS	596,844	55,002
Naturgy Energy Group, SA	959,604	24,950
		279,902
Real estate 1.07%
Equinix, Inc. REIT	139,942	79,326
American Tower Corp. REIT	260,892	55,839
Two Harbors Investment Corp. REIT	3,498,555	50,869
ESR Cayman Ltd.1	17,953,000	37,245
Embassy Office Parks REIT	2,000,000	12,383
		235,662
Consumer staples 1.00%
Costco Wholesale Corp.	629,520	188,736
Herbalife Nutrition Ltd.1	708,707	32,324
		221,060
Energy 0.34%
Baker Hughes Co., Class A	1,431,109	32,086
Schlumberger Ltd.	799,670	28,948
Cactus, Inc., Class A	456,811	13,791
		74,825
Total common stocks (cost: $13,700,560,000)		20,339,597
Preferred securities 0.20% Financials 0.20%
Itaú Unibanco Holding SA, preferred nominative (ADR)	5,432,106	44,217
Total preferred securities (cost: $45,618,000)		44,217
Short-term securities 7.87% Money market investments 7.87%
Capital Group Central Cash Fund 1.78%6	17,399,300	1,739,930
Total short-term securities (cost: $1,739,830,000)		1,739,930
Total investment securities 100.05% (cost: $15,486,008,000)		22,123,744
Other assets less liabilities (0.05)%		(12,015)
Net assets 100.00%		$22,111,729

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $35,874,000, which represented .16% of the net assets of the fund.
3	Value determined using significant unobservable inputs.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
5	Represents an affiliated company as defined under the Investment Company Act of 1940.
6	Rate represents the seven-day yield at 11/30/2019.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Agilon Health TopCo, Inc.	1/4/2019	$30,183	$35,874.16%

The New Economy Fund — Page 5 of 6

Key to abbreviation
ADR = American Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-014-0120O-S73175	The New Economy Fund — Page 6 of 6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The New Economy Fund (the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

January 9, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2020

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2020